UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                FORM Amended 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 10, 2006

                           MEDISCIENCE TECHNOLOGY CORP.
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             (Exact name of registrant as specified in its charter)

        NEW JERSEY                      0-7405                   22-1937826
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(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)

1235 Folkestone Way, P.O. Box 598, Cherry Hill, New Jersey            08034
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        (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code (215) 485 0362

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2- below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

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Item 8.01. Other Events.

On March 6, 2006 registrant Mediscience Technology Corp (MDSC BB). (Mediscience) and Alfanix Technology, Ltd. (ATL) announced an alliance to construct sophisticated photonics devices for cancer diagnostics, such as the Cancer Diagnostic Ratiometer (CD-R); and to introduce the devices into Latin America for testing on human subjects. CD-Rs use light fluorescence to distinguish between cancerous and non-cancerous tissues to obtain a more accurate in situ optical PAP test.

Registrant herein amends this prior submitted 8-K accepted 07 Mar. 2006 10:12 AM by adding as an exhibit Item 99.1 the referenced "Alfanix-registrant agreement dated March 6, 2006"

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1 Alfanix-registrant agreement dated March 6, 2006




                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on March 10,2006

                       MEDICSCIENCE TECHNOLOGY CORPORATION

                                        By: Peter Katevatis
                                            ---------------
                                            Name:  Peter Katevatis
                                            Title: Chairman of the Board
                                                   and Chief Executive Officer


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                                  Exhibit Index
Exhibit No.   Description
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99.1          Alfanix-registrant agreement dated March 6, 2006